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                                                                   Exhibit 10.12

                    FORM OF UNDERWRITING MANAGEMENT AGREEMENT

         THIS UNDERWRITING MANAGEMENT AGREEMENT (this "AGREEMENT"), made as of [ ], 2002, between St. Paul Fire and Marine Insurance Company, a Minnesota insurance company (referred to herein as the "COMPANY"), and Platinum Underwriters Reinsurance Inc., a Maryland insurance company (referred to herein as the "MANAGER").

                                    ARTICLE I

                       UNDERWRITING AND PRODUCTION MANAGER

         Subject to the terms and conditions of this Agreement, the Company hereby grants Manager full authority to act and the Manager accepts and agrees to act as underwriting and production manager for the Company for the purpose of conducting an assumed reinsurance business, subject to the limitations set forth herein.

                                   ARTICLE II

                               SCOPE OF AUTHORITY

         Subject to the direction and control of the Company, the Manager is hereby authorized to take and shall undertake all customary and reasonable actions required on behalf of and in the name of the Company, including but not limited to soliciting, negotiating, underwriting and executing, on behalf of the Company, new and renewal assumed reinsurance contracts, subject to Article III, Underwriting Limits (the "MANAGED CONTRACTS").

                                   ARTICLE III

                               UNDERWRITING LIMITS

         (a) Manager is authorized on behalf of the Company to underwrite issuances and renewals of such traditional reinsurance contracts as determined by the Manager; provided, that all such issuances and renewals are covered under the one hundred percent (100%) Quota Share Retrocession Agreement (traditional) between the Company and the Manager. Manager shall be authorized to underwrite such reinsurance contracts for a period of one year from the date hereof.

         (b) Manager shall on behalf of the Company underwrite renewals of finite reinsurance contracts specified on Schedules A and B attached hereto on such terms as may be specifically agreed to by the Company. Manager shall have the discretion to reinsure such contacts under a 100% Quota Share Retrocession Agreement (non-traditional) between the Company and the Manager. With respect to the finite reinsurance contracts specified on Schedule B attached hereto, Manager shall propose a fair market premium to the Company for the one hundred percent (100%) quota share


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reinsurance of such renewals and the Company may elect, at its sole discretion, whether or not to accept such reinsurance. Manager shall underwrite such finite reinsurance contracts for a period of three years from the date hereof; provided, however, that at the option of the Company, Manager shall continue to underwrite such reinsurance contracts at the specific direction of the Company for up to a period of two years following the third anniversary of the date hereof.

                                   ARTICLE IV

                               REPORTS AND RECORDS

         (a) Manager shall provide to the Company no later than [TEN] days after the end of each [MONTH], reports in the form as set forth in Exhibit C attached hereto, or as otherwise agreed to by the parties[, IN HARD COPY AND ELECTRONIC FORM].

         (b) Manager shall keep and maintain proper books and records wherein shall be recorded all business transacted by it on behalf of the Company and shall retain such books and records as may be required by applicable law or in accordance with the record retention policies of the Company, whichever is longer. All records of the Manager relating to the Managed Contracts of the Company shall be open to inspection by the Company or its representatives during regular business hours and Manager shall provide copies of all such books and records as may be requested by the Company at the expense of Manager.

                                    ARTICLE V

                               COSTS AND EXPENSES

         Manager shall bear all charges and expenses incurred by it in underwriting and administering the business with respect to the Managed Contracts reinsured by it. With respect to Services provided hereunder for contracts not reinsured by Manager, the Company shall pay to Manager the "actual cost" to Manager (which shall consist of Manager's direct and reasonable indirect costs), as the case may be, as certified in good faith by Manager.

         For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Manager in connection with the Services.

                                   ARTICLE VI

                                      TERM

         This Agreement shall take effect as of the date hereof and shall continue for a period of three years. The Company will have the option to renew this Agreement for


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another two years upon written notice to the Manager no later than [TWO] months prior to the third anniversary hereof.

                                   ARTICLE VII

                                  GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without regard to its conflict of laws principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in their names.

                                       ST. PAUL FIRE AND MARINE
                                         INSURANCE COMPANY


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       PLATINUM UNDERWRITERS REINSURANCE INC.


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------



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